VOYAGE REVENUES	6 Months Ended
Jun. 30, 2022
VOYAGE REVENUES [Abstract]
VOYAGE REVENUES
3. VOYAGE REVENUES

Our voyage revenues consist of time charter revenues and spot charter revenues with the following split for the six-month periods ended June 30, 2022 and June 30, 2021:

All amounts in USD ‘000	2022	2021
Spot charter revenues	100,170	92,012
Time charter revenues	24,009	8,381
Total Voyage Revenues	124,179	100,393

Our voyage contracts have a duration of one year or less and we applied the exemption related to excluding the disclosure of remaining performance obligations.

As of June 30, 2022, and December 31, 2021, the Company has capitalized fulfilment cost of $3.6 million and $0.1 million, respectively.

The future minimum revenues as of June 30, 2022 related to time charter revenues are as follows:

All amounts in USD ‘000	Amount
2022	11,394
2023	17,155
2024	17,202
2025	17,155
2026	17,155
Thereafter	24,561
Future minimum revenues	104,622

The Company has three vessels on long-term time charter contracts. The Company took delivery of two newbuildings from Samsung shipyard in May and June 2022. Both vessels have been chartered out on six-year time charter agreements, which commenced directly after delivery from the shipyard. There are no options included in the time charter agreements to extend the charter period. Subsequent to June 30, 2022, the charter period for the third vessel has been extended for twelve months after expiry in the fourth quarter of 2022 of the current contract period. The revenue from this contract extension is not included in the above table.